SECURITIES PURCHASE AGREEMENT

Dated as of March 28, 2008

among

FORME CAPITAL, INC.

and

THE PURCHASERS LISTED ON EXHIBIT A

Table of Contents

Table of Contents

Table of Contents

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the "Agreement") is dated as of March 28, 2008 by and among FORME Capital, Inc., a Delaware corporation (the "Company"), and each of the Purchasers of Units whose names are set forth on Exhibit A hereto (individually, a "Purchaser" and collectively, the "Purchasers").

The parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Preferred Stock

Section 1.1 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers and each of the Purchasers shall purchase from the Company, Units (the "Units"), each consisting of one share of the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares"), convertible into one share of the Company's common stock, par value $0.001 per share (the "Common Stock"), one Series A Warrant (as defined below) to purchase Common Stock and one Series B Warrant (as defined below) to purchase Common Stock, in the amounts set forth opposite such Purchaser's name on Exhibit A hereto. The designation, rights, preferences and other terms and provisions of the Series A Convertible Preferred Stock are set forth in the Series A Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock attached hereto as Exhibit B (the "Series A Certificate of Designation"). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") or Section 4(2) of the Securities Act.

Section 1.2 Warrants. Upon the following terms and conditions and for no additional consideration, (i) each of the Purchasers shall be issued (x) Series A Warrants, in substantially the form attached hereto as Exhibit C-1 (the "Series A Warrants"), to purchase the number of shares of Common Stock equal to Sixty-Two Point Five (62.5%) of the number of shares of Common Stock issuable upon conversion of the Preferred Shares purchased by each Purchaser pursuant to the terms of this Agreement, as set forth opposite such Purchaser's name on Exhibit A hereto and, (y) Series B Warrants, in substantially the form attached hereto as Exhibit C-2 (the "Series B Warrants" and, together with the Series A Warrants, the "Warrants") to purchase the number of shares of Common Stock equal to Sixty-Two Point Five (62.5%) of the number of shares of Common Stock issuable upon conversion of the Preferred Shares purchased by each Purchaser pursuant to the terms of this Agreement, as set forth opposite such Purchaser's name on Exhibit A hereto. The Warrants shall expire five (5) years following the Closing Date. Each of the Warrants shall have an exercise price per share equal to the Warrant Price (as defined in the applicable Warrant).

Section 1.3 Conversion Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of shares of Common Stock equal to one hundred fifty percent (150%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and exercise of the Warrants then outstanding. Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion Shares" and the "Warrant Shares", respectively. The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to as the "Shares".

Section 1.4 Purchase Price and Closing. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Units for an aggregate purchase price of up to $15,500,000, or $1.70 per Unit (the "Purchase Price"). The closing of the purchase and sale of the Units to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 (the "Closing") at 2:00 p.m., New York time on such date as the Purchasers and the Company may agree upon; provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith (the "Closing Date"). Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (x) a certificate for the number of Preferred Shares set forth opposite the name of such Purchaser on Exhibit A hereto, (y) its Warrants to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A attached hereto and (z) any other documents required to be delivered pursuant to Article IV hereof. At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer to the escrow account pursuant to the Escrow General Agreement (as hereafter defined). In addition, the parties acknowledge that Three Hundred Thousand Dollars ($300,000) of the Purchase Price funded on the Closing Date shall be deposited in an escrow account pursuant to the Escrow General Agreement to be used by the Company in connection with investor and public relations.

Section 1.5 Share Exchange Transaction. The parties acknowledge that immediately prior to the consummation of the transactions contemplated by this Agreement, the Company will issue shares of its Common Stock to Speedy Brilliant Group Limited, a company organized in the British Virgin Islands ("Speedy"), pursuant to that certain Share Exchange Agreement dated as of the date hereof by and among the Company, Winning State International Limited, a company organized in the British Virgin Islands, Chen Fang, Miao Yang, Helen Lu, and Speedy (the "Share Exchange Agreement"), and upon the consummation of the transactions contemplated by the Share Exchange Agreement, Speedy Brilliant (Daqing) Commercial Consultancy Co., Ltd. ("WFOE"), a "wholly foreign owned enterprise" organized under the laws of the People's Republic of China (the "PRC") and a direct wholly-owned subsidiary of Speedy immediately prior to the consummation of the transactions contemplated by the Share Exchange Agreement, will become an indirect wholly-owned subsidiary of the Company (the "Share Exchange Transaction").

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any subsidiaries except as set forth in the Company's Form 10-KSB for the year ended April 30, 2007, including the accompanying financial statements (the "Form 10-KSB"), in the Quarterly Reports on Form 10-QSB for its fiscal quarters ended July 31, 2007, October 31, 2007 and January 31, 2007 (collectively, the "Form 10-QSBs") or as set forth in Schedule 2.1(g). Except as set forth on Schedule 2.1(a), the Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(c) hereof) on the Company's financial condition.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), the Lock-Up Agreement (as defined in Section 3.19 hereof) in the form attached hereto as Exhibit E, the Escrow General Agreement by and among the Company, the Purchasers and the escrow agent named therein, dated as of the date hereof, substantially in the form of Exhibit F-1 attached hereto (the "Escrow General Agreement") the Securities Escrow Agreement by and among the Company, the Purchasers and the escrow agent named therein, dated as of the date hereof, substantially in the form of Exhibit F-2 attached hereto (the "Securities Escrow Agreement" and together with the Escrow General Agreement the "Escrow Agreements"), the Irrevocable Transfer Agent Instructions (as defined in Section 3.13), the Series A Certificate of Designation, and the Warrants (collectively, the "Transaction Documents") and to issue and sell the Units, the Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation,

conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of the date hereof are set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the Common Stock and the Preferred Shares have been duly and validly authorized. Except as contemplated by the Transaction Documents or as set forth on Schedule 2.1(c) hereto, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Except as contemplated by the Transaction Documents, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as contemplated by the Transaction Documents or as set forth on Schedule 2.1(c) hereto, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect (as defined below). The Company has furnished or made available to the Purchasers true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws"). For the purposes of this Agreement, "Material Adverse Effect" means any material adverse effect on the business, operations, properties, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(d) Issuance of Shares. The Units, the Preferred Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Series A Certificate of Designation. When the Conversion Shares and the Warrant Shares are issued in accordance with the terms of the Series A Certificate of Designation and the Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company's Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture,

note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing; provided, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

(f) Commission Documents, Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act", including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). At the request of such Purchaser, the Company has delivered or made available to each of the Purchasers true and complete copies of the Commission Documents. The Company has not provided to the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. At the times of their respective filings, the Form 10-KSB and the Form 10-QSBs and the current report on Form 8-K that is required to be and shall be filed by the Company within four business days after the Closing Date to disclose the transactions contemplated hereby and under the other Transaction Documents and the transactions contemplated by the Share Exchange Agreement and the Restructuring Agreements (as defined in Section 2.1(gg) hereof) (the "Form 8-K"), complied and, in the case of the Form 8-K, will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of respective dates, neither the Form 10-KSB nor the Form 10-QSBs contained or, in the case of the Form 8-K, contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the

statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Speedy Financial Statements (as defined in Section 4.2(t) hereof) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. The Speedy Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved and fairly present in all material respects, the financial conditions and results of Speedy has defined in Section 4.2(t) hereof and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended.

(g) Subsidiaries. Schedule 2.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. Other than as contemplated by the Transaction Documents, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Other than as contemplated by the Transaction Documents, neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary, with the exception of the Restructuring Agreements (as defined in Section 2.1(gg)(i) below).

(h) No Material Adverse Effect. Other than as disclosed in the Company's Commission Documents, since October 31, 2007, neither the Company nor any of its subsidiaries has experienced or suffered any Material Adverse Effect.

(i) No Undisclosed Liabilities. Except as disclosed in the Form 10-KSB, the Form 10-QSBs and the Form 8-K, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or

unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its subsidiaries respective businesses since October 31, 2007 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

(j) No Undisclosed Events or Circumstances. To the Company's knowledge, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k) Indebtedness. The Form 10-KSB, Form 10-QSBs and the Form 8-K set forth all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth in Schedule 2.1(k), neither the Company nor any subsidiary is in default with respect to any Indebtedness.

(l) Title to Assets. Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the Form 10-KSB, the Form 10-QSBs and the Form 8-K free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, all properties and assets (i) purportedly owned or used by them as reflected in the Form 10-KSB, Form 10-QSBs, and the Form 8-K or (ii) necessary for the conduct of their business as currently conducted except for those disclosed in the Form 10-KSB, Form 10-QSBs and the Form 8-K. All leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

(m) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any executive officers or directors of the Company or subsidiary in their capacities as such.

(n) Compliance with Law. The business of the Company and the subsidiaries has been and is presently being conducted in material compliance with all applicable federal,

state and local governmental laws, rules, regulations and ordinances. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business in all material respects as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o) Taxes. The Company and each of the subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(p) Certain Fees. Except as set forth on Schedule 2.1(p) hereto, no brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Purchaser with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

(q) Disclosure. Except as set forth in Schedule 2.1(q), neither this Agreement nor the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, taken as a whole and in the light of the circumstances under which they were made herein or therein, not false or misleading.

(r) Operation of Business. The Company and each of the subsidiaries owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

(s) Environmental Compliance. Since their inception, neither the Company, nor any of its subsidiaries have been, in violation of any applicable law relating to the environment or occupational health and safety, where such violation would have a material adverse effect on the business or financial condition of any of the Company and its Subsidiaries. Each of Company and its Subsidiaries has operated all facilities and properties owned, leased or operated by it in material compliance with the Environmental Laws. "Environmental Laws" shall

mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its subsidiaries. The Company and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. There are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(t) Books and Record Internal Accounting Controls. Except as otherwise disclosed in the Form 10-KSB, the Form 10-QSBs, or the Form 8-K, the books and records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

(u) Material Agreements. Neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the "Material Agreements") if the Company or any subsidiary were registering securities under the Securities Act. The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect. Except as restricted under applicable laws and regulations, the incorporation documents, certificates of designations or the Transaction Documents, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company's Preferred Shares, other preferred stock, if any, or its Common Stock.

(v) Transactions with Affiliates. Except as set forth in the Commission Documents, the Transaction Documents or the Restructuring Agreements (as defined in Section 2.1(gg)(i) below) there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

(w) Securities Act of 1933. Assuming the accuracy of the representations of the Purchasers set forth in Section 2.2 (d)-(h) hereof, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Units, the Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Units, the Shares and the Warrants in violation of the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units, the Shares and the Warrants.

(x) Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, and the filing of the Series A Certificate of Designation with the Secretary of State for the State of Delaware, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Units, the Preferred Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

(y) Employees. Except as disclosed in the Commission Documents or the Form 8-K, neither the Company nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as disclosed in the Commission Documents or the Form 8-K, neither the Company nor any subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary required to be disclosed in the Commission Documents on the Form 8-K that is not so disclosed. Since October 31, 2007, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any

present intention of terminating his or her employment or engagement with the Company or any subsidiary.

(z) Absence of Certain Developments. Since October 31, 2007, neither the Company nor any subsidiary has:

(i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

(iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

(iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

(vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

(vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix) made capital expenditures or commitments therefor that aggregate in excess of $50,000;

(x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

(xi) made charitable contributions or pledges in excess of $10,000;

(xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries; or

(xv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

(aa) Public Utility Holding Company Act and Investment Company Act Status. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

(bb) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Units, the Preferred Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided, that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(ac), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(cc) Dilutive Effect. The Company understands and acknowledges that it has an obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Series A Certificate of Designation and to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

(dd) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the

Company for purposes of the Securities Act which would prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Shares to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission's review and since January 1, 2007, except as contemplated under the Transaction Documents, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(ee) Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers but only such Purchaser and the other Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

(ff) Transfer Agent. The name, address, telephone number, fax number, contact person and email address of the Company's current transfer agent is set forth on Schedule 2.1(ff) hereto.

(gg) Subject to the consummation of the Share Exchange Transaction, the Company represents on behalf of WFOE, and, upon consummation of the Share Exchange Transaction, an indirect wholly-owned subsidiary of the Company:

(i) that WFOE has the legal right, power and authority (corporate and other) to enter into and perform its obligations under each of agreements as set forth on Schedule

2.1(gg) (collectively, the "Restructuring Agreements") to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which WFOE is a party constitutes a valid and legally binding obligation of WFOE, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(ii) that WFOE does not own or lease properties or conduct any business outside of the PRC and that WFOE does not need to be duly qualified as a foreign corporation for the transaction of business under the laws of any jurisdiction in which it is not now so qualified.

(iii) that the execution and delivery by WFOE of, and the performance by WFOE of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by WFOE of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which WFOE is a party or by which WFOE is bound or to which any of the properties or assets of WFOE is subject; (B) result in any violation of the provisions of the articles of association or business license of WFOE; and (C) will not result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, except that, with respect to (A) and (C), such conflict, breach or violation would not reasonably be expected to have a Material Adverse Effect on WFOE.

(iv) that each of the Restructuring Agreements is in proper and enforceable legal form under the laws of the PRC and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements, except as set forth on Schedule 2.1(gg)(iv).

Section 2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and Closing Date, with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Good Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and each of the other Transaction Documents to which such Purchaser is a party and to purchase the Preferred Shares and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party by such Purchaser and the

consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. This Agreement and each of the other Transaction Documents to which such Purchaser is a party has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms thereof.

(c) No Conflicts. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser's charter documents, bylaws, operating agreement, partnership agreement or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which such Purchaser is a party or to purchase the Preferred Shares or acquire the Warrants in accordance with the terms hereof, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Acquisition for Investment. Each Purchaser is acquiring the Units, and the underlying Preferred Shares and the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell the Preferred Shares or the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Shares or the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.2(h) below, such Purchaser does not agree to hold the Shares or the Warrants for any minimum or other specific term and reserves the right to dispose of the Shares or the Warrants at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company. Each Purchaser further acknowledges that such Purchaser understands the risks of investing in companies domiciled and/or which operate primarily in the People's Republic of China and that the purchase of the Shares and Warrants involves substantial risks.

(e) Status of Purchasers. Each Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

(f) Opportunities for Additional Information. Each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company. In making the decision to invest in the Company and its business, each Purchaser hereby acknowledges that such Purchaser has relied solely upon the Speedy Financial Statements, the Draft Form 8-K (defined in Section 4.2(v) hereto) and other written information provided to such Purchaser by the Company and Speedy.

(g) No General Solicitation. Each Purchaser acknowledges that the Units were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(h) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(i) General. Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

(j) Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Shares.

(k) Trading Activities. Each Purchaser agrees that it shall not, directly or indirectly, engage in any short sales with respect to the Common Stock for a period of one (1) year following the Closing.

(l) Brokers. Other than to Kuhns Brothers Securities, Inc. and Mass Harmony Asset Management Limited, each Purchaser has no knowledge of any brokerage or finder's fees or commissions that are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement

ARTICLE III

Covenants

The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Units, the Preferred Shares, Warrants, Conversion Shares and Warrant Shares as required under Regulation D and applicable "blue sky" laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Units, the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares to the Purchasers or subsequent holders.

Section 3.2 Registration and Listing. The Company shall (a) comply in all respects with its reporting and filing obligations under the Exchange Act, (b) comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement, and (c) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act except as permitted under the Transaction Documents. The Company will take all action necessary to continue the quotation or listing of its Common Stock on the OTC Bulletin Board or other exchange or market on which the Common Stock is trading or may be traded in the future. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, as amended. Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.3 Inspection Rights. The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall (i) be obligated hereunder to purchase the Units, or (ii) shall beneficially own Preferred Shares or Warrants which, in the aggregate, are convertible into or exercisable for securities representing more than 5% of the total combined voting power of all voting securities then outstanding on a fully diluted basis, or (iii) shall own Shares which, in the aggregate, represent more than 5% of the total combined voting power of all voting securities then outstanding on a fully diluted basis ("Information

Rights Purchasers"), for purposes reasonably related to such Purchaser's interests as a stockholder to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees. Such Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement or pursuant to inspection rights granted hereunder, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser's investment in the Company, (ii) to any prospective permitted transferee of the Preferred Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, (iii) to any general partner or affiliate of such Purchaser. The Company may require each Purchaser to execute a separate confidentiality agreement in form and substance reasonably acceptable to the Company as a prerequisite to the exercise of such Purchaser's inspection rights pursuant to this Section 3.3.

Section 3.4 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply in all material respects, with all applicable laws, rules, regulations and orders.

Section 3.5 Keeping of Records and Books of Account. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.6 Reporting Requirements. If the Commission ceases making periodic reports filed under the Exchange Act available via the Internet, then at a Purchaser's request the Company shall furnish the following to such Purchaser so long as such Purchaser shall beneficially own any Shares:

(a) Quarterly Reports filed with the Commission on Form 10-QSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission;

(b) Annual Reports filed with the Commission on Form 10-KSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission; and

(c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of

Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.7 Amendments. The Company shall not amend or waive any provision of the Articles or Bylaws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the Preferred Shares; provided, however, that while the Preferred Shares are outstanding, any creation and issuance of another series of Junior Stock (as defined in the Series A Certificate of Designation) shall not be deemed to materially and adversely affect such rights, preferences or privileges.

Section 3.8 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document.

Section 3.9 Distributions. So long as any Preferred Shares remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock unless such dividends or distributions are also simultaneously paid or made to the holders of the Preferred Shares on an as-converted basis or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

Section 3.10 Use of Proceeds. The net proceeds from the sale of the Units hereunder shall be used by the Company for working capital and general corporate purposes and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

Section 3.11 Reservation of Shares. So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred fifty percent (150%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

Section 3.12 Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants in the form of Exhibit G attached hereto (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.12 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities

Act or the Purchaser provides the Company with reasonable assurances that such Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.12 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.12, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

Section 3.13 Disposition of Assets. So long as any Preferred Shares remain outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for (i) sales to customers in the ordinary course of business (ii) sales or transfers between the Company and its Subsidiaries or between Subsidiaries of the Company, (iii) sales or transfers between the Company, any of its Subsidiaries or (iv) otherwise with the prior written consent of the holders of a majority of the Preferred Shares then outstanding.

Section 3.14 Reporting Status. So long as a Purchaser beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

Section 3.15 Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the "Press Release") as soon as practicable after the Closing but in no event later than 9:00 A.M. Eastern Time on the first Trading Day following the Closing. The Company shall also file with the Commission, the Form 8-K describing the material terms of the transactions contemplated hereby and by the Share Exchange Agreement (and attaching as exhibits thereto this Agreement, the Registration Rights Agreement, the Series A Certificate of Designation, the Lock-Up Agreement, the Escrow General Agreement, forms of each of the Warrants, the Press Release, the Share Exchange Agreement and each of the Restructuring Agreements) as soon as practicable following the Closing Date but in no event more than four (4) Trading Days following the Closing Date, which Press Release and Form 8-K shall be subject to prior review and comment by counsel for the Purchasers. "Trading Day" means any day during which the OTC Bulletin Board (or other quotation venue or principal exchange on which the Common Stock is traded) shall be open for trading.

Section 3.16 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any

Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

Section 3.17 Pledge of Securities. The Company acknowledges and agrees that the Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock. The pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Purchaser effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided, that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At the Purchasers' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by a Purchaser.

Section 3.18 Reserved.

Section 3.19 Lock-Up Agreement. The persons listed on Schedule 3.19 attached hereto shall be subject to the terms and provisions of a lock-up agreement in substantially the form as Exhibit E hereto (the "Lock-Up Agreement"), which shall provide the manner in which such persons will sell, transfer or dispose of their shares of Common Stock.

Section 3.20 Investor and Public Relations Escrow. The Company shall cause to be deposited pursuant to the terms of the Escrow General Agreement Three Hundred Thousand Dollars ($300,000) of the Purchase Price funded on the Closing Date in an escrow account to be used by the Company in connection with investor and public relations.

Section 3.21 Reserved

Section 3.22 DTC. Not later than the effective date of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall cause its Common Stock to be eligible for transfer with its transfer agent pursuant to the Depository Trust Company Automated Securities Transfer Program.

Section 3.23 Subsequent Financings.

(a) For a period of two (2) years following the effective date of the initial Registration Statement (as defined in the Registration Rights Agreement), the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights Notice") each holder of Preferred Shares (each, a "Preferred Stockholder" and collectively the "Preferred Stockholders") of the terms and conditions of any proposed offer or sale to, or exchange with (or other type of distribution to) any third party, of Common Stock, any debt or equity securities convertible, exercisable or

exchangeable into Common Stock or any debt securities (a "Subsequent Financing"); provided, however, prior to delivering to each Preferred Stockholder a Rights Notice, the Company shall first deliver to each Preferred Stockholder a written notice of its intention to effect a Subsequent Financing ("Pre-Notice") within three (3) Trading Days of receiving an applicable offer, which Pre-Notice shall ask such Preferred Stockholder if it wants to review the details of such financing. Upon the request of a Preferred Stockholder, and only upon a request by such Preferred Stockholder within three (3) Trading Days of receipt of a Pre-Notice, the Company shall promptly, but no later than two (2) Trading Days after such request, deliver a Rights Notice to such Preferred Stockholder. The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the names and investment amounts of all investors participating in the Subsequent Financing (if known), the proposed closing date of the Subsequent Financing, which shall be no earlier than ten (10) Trading Days from the date of the Rights Notice, and all of the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith. The Rights Notice shall provide each Preferred Stockholder an option (the "Rights Option") during the ten (10) Trading Days following delivery of the Rights Notice (the "Option Period") to inform the Company whether such Preferred Stockholder will purchase up to its pro rata portion of all or a portion of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing. If any Preferred Stockholder elects not to participate in such Subsequent Financing, the other Preferred Stockholders may participate on a pro-rata basis. For purposes of this Section, all references to "pro rata" means, for any Preferred Stockholder electing to participate in such Subsequent Financing, the percentage obtained by dividing (x) the number of Preferred Shares held by such Preferred Stockholder at the Closing by (y) the total number of all of the Preferred Shares issued hereunder. Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the Purchase Price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from the Preferred Stockholder within the Option Period, the Company shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; provided, that all of the material terms and conditions of the closing are the same as those provided to the Preferred Stockholder in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur that date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 3.23(a), including, without limitation, the delivery of a new Rights Notice. The provisions of this Section 3.23(a) shall not apply to issuances of securities in a Permitted Financing.

(b) For purposes of this Agreement, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing. A "Permitted Financing" shall mean (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of this Agreement or issued pursuant to this Agreement or any of the other Transaction Documents (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect

the Purchasers), (iii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans outstanding as they exist on the date of this Agreement, and (v) any warrants issued to the placement agent, financial advisors and their respective designees for the transactions contemplated by the Transaction Documents.

(c) Unless, approved in advance by the holders of more than fifty percent (50%) of the then outstanding Preferred Shares, nothing herein shall prohibit the Company from establishing an employee stock option, restricted stock or other form of equity incentive plan. Such plan or plans may not exceed in the aggregate twelve and one-half percent (12.5%) of the total number of then issued and outstanding shares of Common Stock and Conversion Shares issuable upon conversion of all outstanding Preferred Stock, for employees, officers or directors of the Company, and any awards made under such plan or exercises of such awards by the recipients thereof shall be deemed to be a Permitted Financing.

Section 3.24 Sarbanes-Oxley Act. The Company shall be in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder, as required under such Act.

Section 3.25 Exchange Listing. The Company shall list and trade its shares of Common Stock on the Nasdaq Capital Market or the Nasdaq Global Market or any successor market thereto (collectively, "Nasdaq"), or American Stock Exchange or any successor market thereto (together with Nasdaq, each a "National Stock Exchange") at the earliest possible time and shall take all commercially reasonable actions to fulfill the said requirement by no later than the date which is twenty-four months after the Closing Date. In the event the shares of Common Stock are not listed and trading on a National Stock Exchange by the date which is twenty-four months from the Closing Date and Vision Opportunity China Limited Partnership ("Vision") believes, using reasonable judgment, that commercially reasonable actions have not been taken to meet such requirement, each of the stockholders of the Company as listed on Schedule 3.25 (each a "Principal Stockholder"; collectively, the "Principal Stockholders") shall transfer such number of shares of Common Stock held by such Principal Stockholder as set forth opposite such Principal Stockholder's name on Schedule 3.25 (the "Listing Penalty Shares") to the Purchasers to be distributed to the Purchasers on a pro rata basis. The number of Listing Penalty Shares to be transferred by each Principal Stockholder to the Purchasers shall be equal to 1,000,000 shares of Common Stock times a fraction, the numerator of which is the number of shares of Common Stock held by such Principal Stockholder and the denominator of which is the total number of shares of Common Stock held by the Principal Stockholders. In the event the Principal Stockholders fail to transfer the Listing Penalty Shares by the date which is twenty-five months after the Closing Date, each Purchaser may elect, at each Purchaser's sole discretion and upon notice to the Company, Escrow Agent and Principal Stockholders (each as defined in the Securities Escrow Agreement), to receive a portion of the Escrow Shares (as defined in the Securities Escrow Agreement) in such amount as set forth in the preceding sentence. In the event a Purchaser elects to receive shares of Common Stock from the Escrow Shares pursuant to the foregoing and if the Escrow Shares then remaining are insufficient to satisfy the Principal Stockholders' obligations under Sections 1.3 and 1.4 of the Securities

Escrow Agreement, the Principal Stockholders shall, on a pro rata basis, deliver to the Escrow Agent additional shares of Common Stock owned by them in the amounts released to such Purchaser within thirty (30) days of the release of such shares from escrow.

Section 3.26 No Commissions in connection with Conversion of Preferred Shares. In connection with the conversion of the Preferred Shares into Conversion Shares, neither the Company nor any Person acting on its behalf will take any action that would result in the Conversion Shares being exchanged by the Company other than with the then existing holders of the Preferred Shares exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange in compliance with Section 3(a)(9) of the Securities Act.

Section 3.27 Improving the Reporting System. Within six months from the Closing Date, the Company shall cause Speedy Brilliant and its operating subsidiaries to improve its existing reporting systems to provide reasonably detailed reporting to the Board of Directors and Purchasers who purchase at least $3,000,000 of Units in the transaction contemplated by this Agreement (each a "Significant Purchaser"), when and if written notice is provided by any of the Significant Purchasers to the Company (the "Purchaser Notice"), of the following results:

(a) Company-wide gross profit results segmented product line (i.e., Fresh food, Packaged food, Consumables, Hard Goods, Clothing);

(b) Company-wide inventory statistics segmented by product line;

(c) Retail sales results segmented by product categories and by individual location; and

(d) Location specific statistics and operating results including a comparison of sales of stores on a year-on-year basis, gross profit and net operating income.

Upon the submission of a Purchaser Notice, the Company must inform the Significant Purchaser whether the requested information contains material and non-public information. In the event such information is material and non-public, the requesting Significant Purchaser shall have the right to withdraw the previously-submitted Purchaser Notice.

The disclosure of information to a Significant Purchaser pursuant to a Purchaser Notice shall not create any obligation on behalf of the Company to make public disclosures of such information if not required under the Act or Exchange Act or earlier than required under the Act of Exchange Act. However, in the event that material and non-public information is provided to a Significant Purchaser following the submission of a Purchaser Notice, the Company shall file with the Commission a current report on Form 8-K, which discloses the material and non-public information, within four business days after the delivery of such information.

ARTICLE IV

CONDITIONS

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Units, and the underlying Preferred Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of Each Purchaser's Representations and Warranties. The representations and warranties of each Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Purchase Price for the Units, the Preferred Shares and Warrants has been delivered to the escrow agent pursuant to the Escrow General Agreement.

(e) Delivery of Transaction Documents. The Transaction Documents to which the Purchasers are parties have been duly executed and delivered by the Purchasers to the Company.

(f) Share Exchange Transaction. Prior to the Closing, the Share Exchange Transaction shall have been consummated.

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Units. The obligation hereunder of each Purchaser to acquire and pay for the Units is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that are

expressly made as of a particular date), which shall be true and correct in all respects as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Suspension, Etc. Quotation of the Common Stock shall not have been suspended by the Commission or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Preferred Shares.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f) Series A Certificate of Designation of Rights and Preferences. Prior to the Closing, the Series A Certificate of Designation in the form of Exhibit B attached hereto shall have been filed with the Secretary of State of Delaware.

(g) Opinions of Counsel, Etc. At the Closing, the Purchasers shall have received an opinion of U.S. counsel to the Company, and an opinion of British Virgin Islands counsel to the Company, dated the date of the Closing, in substantially the form of Exhibit H-1 hereto, and such other certificates and documents as the Purchasers or its counsel shall reasonably require incident to the Closing. Four (4) days prior to the Closing, the Purchasers shall have received an opinion of PRC counsel to Speedy, dated the date of the Closing with respect to the Restructuring Agreements and such other matters as the Purchasers may reasonably request, in substantially the form of Exhibit H-2 hereto.

(h) Registration Rights Agreement. At the Closing, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

(i) Certificates. The Company shall have executed and delivered to the Purchasers the certificates (in such denominations as such Purchaser shall request) for the Preferred Shares and the Warrants being acquired by such Purchaser at the Closing (in such denominations as such Purchaser shall request) to such address set forth next to each Purchasers name on Exhibit A hereto.

(j) Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the "Resolutions").

(k) Reservation of Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to one hundred fifty percent (150%) of the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares issued or to be issued pursuant to this Agreement and the number of Warrant Shares issuable upon exercise of the number of Warrants issued or to be issued pursuant to this Agreement.

(l) Transfer Agent Instructions. As of the Closing Date, the Irrevocable Transfer Agent Instructions, in the form of Exhibit G attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

(m) Lock-Up Agreement. As of the Closing Date, the persons listed on Schedule 3.19 hereto shall have delivered to the Purchasers a fully executed Lock-Up Agreement in the form of Exhibit E attached hereto.

(n) Secretary's Certificate. The Company shall have delivered to such Purchaser a secretary's certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Articles, (iii) the Bylaws, (iv) the Series A Certificate of Designation, each as in effect at the Closing, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(o) Officer's Certificate. The Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(p) Escrow General Agreement. At the Closing, the Company and the escrow agent shall have executed and delivered the Escrow General Agreement in the form of Exhibit F-1 attached hereto to each Purchaser.

(q) Securities Escrow Agreement. The Securities Escrow Agreement shall have been executed by the parties thereto and the Escrow Shares (as defined in the Securities

Escrow Agreement) shall have been deposited into the escrow account pursuant to the terms of the Securities Escrow Agreement in the form of Exhibit F-2 attached hereto.

(r) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

(s) Share Exchange Transaction. Prior to the Closing, the Share Exchange Transaction shall have been consummated.

(t) Financial Statements. No later than the fifth Business Day prior to the Closing Date, the Company shall have delivered to the Purchasers the audited financial statements of Speedy Brilliant Group Limited ("Speedy") for the fiscal years ended December 31, 2004, 2005, 2006 and 2007 audited by Albert Wong & Co., Certified Public Accountants (the "Speedy Financial Statements"), which Speedy Financial Statements shall be acceptable to the Purchasers.

(u) Capitalization Table. No later than the third Business Day prior to the Closing Date, the Company shall have delivered to each of the Purchasers a capitalization table setting forth (i) its capitalization, on a fully diluted basis immediately prior to the Closing and (ii) its pro forma capitalization, on a fully diluted basis, giving effect to the consummation of the transactions contemplated by this Agreement. In each case, the table shall list all outstanding options, warrants and other securities convertible into equity of the Company.

(v) Financial Public Relations Firm and Appearances. Within 3 months from the Closing Date, the Company shall retain a financial public relations firm (the "Firm") reasonably acceptable to Vision Capital Advisors, LLC, the advisor to Vision Opportunity China Limited Partnership for a term to be agreed upon by the Company and Vision Capital Advisors, LLC. The Company agrees that, for so long as Vision Opportunity China Limited Partnership holds five percent (5%) of the aggregate total number of shares of Common Stock and Shares of the Company on a fully diluted basis, it shall provide for its management to visit the United States no fewer than four times during every twelve month period following the Closing Date for the purpose of introductions by the Firm with the investment community. Such visits shall also include attendance at no fewer than two industry conferences reasonably acceptable to Vision Capital Advisors, LLC. Further, as set forth in Section 1.4, Three Hundred Thousand Dollars ($300,000) of the Purchase Price funded on the Closing Date shall be deposited in an escrow account pursuant to the Escrow General Agreement to be used by the Company in connection with investor and public relations in its discretion.

(w) Draft Form 8-K. No later than four (4) Business Days prior to the Closing Date, the Company shall have delivered to each of the Purchasers, a draft of the Form 8-K (the "Draft Form 8-K"), in substantially final form (except that such draft shall not be required to include a description of the financing contemplated by the Transaction Documents), that it proposes to file with the Securities and Exchange Commission, which Draft Form 8-K shall be reasonably acceptable to the Purchasers.

(x) Draft Press Release. No later than two (2) Business Days prior to the Closing Date, the Company shall have delivered to each of the Purchasers, a draft of the press

release announcing the transaction contemplated hereby (the "Draft Press Release"), in substantially final form, that it proposes to file with the Securities and Exchange Commission as part of Draft Form 8-K and distribute to the public, which Draft Press Release shall be reasonably acceptable to the Purchasers.

ARTICLE V

Stock Certificate Legend

Section 5.1 Legend. Each certificate representing the Preferred Shares and the Warrants, and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

> THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company agrees to reissue certificates representing any of the Conversion Shares and the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or the Warrant Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service

of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Conversion Shares or Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares or Warrant Shares (provided that a registration statement under the Securities Act providing for the resale of the Warrant Shares and Conversion Shares is then in effect), the Company may cause its transfer agent to electronically transmit the Conversion Shares or Warrant Shares to a Purchaser by crediting the account of such Purchaser or such Purchaser's Prime Broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions of this Agreement).

ARTICLE VI

Indemnification

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Article VII shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its

sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII

Miscellaneous

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay all actual and reasonable attorneys' fees and expenses (including disbursements and out-of-pocket expenses) up to a maximum of $40,000 incurred by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions and the review of the Restructuring Agreements (of which Vision hereby acknowledges receipt of $15,000). The Company shall also pay to Vision at the Closing in connection with due diligence expenses incurred by Vision at the Closing in connection with due diligence expenses incurred by Vision an amount of $70,000 (of which Vision hereby acknowledges receipt of $10,000). The Company shall also pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other

Transaction Documents, including, without limitation, all reasonable attorneys' fees and expenses but only if the Purchasers are successful in any litigation or arbitration relating to such enforcement.

Section 7.2 Capital Contribution. No later than April 15, 2008, the Company will cause Speedy Brilliant to contribute 100% of the net proceeds from the Purchase Price to WFOE, such transfer shall represent a capital contribution of one hundred percent (100%) to the registered capital of WFOE.

Section 7.3 Form 8-A. The Company covenants and agrees to file a Form 8-A with the Securities and Exchange Commission in order to register the Common Stock pursuant to Section 12(b) or Section 12(g) of the Exchange Act prior to the effectiveness of any Registration Statement, as defined in the Registration Rights Agreement by and among the Company and certain purchasers.

Section 7.4 Transfer of Land Use Rights; Properties; Vehicles and Trademarks. The Company covenants and agrees to, as soon as legally possible, (a) effect the transfer of the Land Use rights listed on Schedule 7.4(a) from the User of the Land to Daqing Qingkelong Chain Commerce & Trade Co. ("QKL"); (b) effect the transfer of the Owned Premises listed on Schedule 7.4(b) from the Owner to QKL; (c) effect the name change for the title owner of the vehicles listed on Schedule 7.4(c) from Daqing Qingkelong Economic & Trade Co., Ltd. ("Qingkelong E&T Company"), OKL's predecessor to QKL; and (d) effect the name change for the title owner of the trademark listed on Schedule 7.4(d) from Qingkelong E&T Company to QKL.

Section 7.5 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

Nothing in this Section 7.5 shall affect or limit any right to serve process in any other manner permitted by law.

Section 7.6 Entire Agreement; Amendment. This Agreement and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

Section 7.7 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

FORME Capital, Inc.
Jing 7th Street
Dongfeng Xincun
Daqing City, PRC 163000
Attention: John Wang
Tel. No.: 86-459-4607825
Fax No.: 86-459-4607015

with copies to:

Guzov Ofsink, LLC
600 Madison Avenue, 14th Floor
New York, New York 10022
Attention: Darren Ofsink
Tel. No.: (212) 371-8008, ext. 102
Fax No.: (212) 688-7273

If to any Purchaser: At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser's counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell S. Nussbaum, Esq.
Tel No.: (212) 407-4000
Fax No.: (212) 407-4990

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 7.8 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.9 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

Section 7.11 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.12 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.13 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closings hereunder for a period of two years following the Closing Date.

Section 7.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding

obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 7.15 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 7.16 Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.17 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Series A Certificate of Designation, the Registration Rights Agreement and the other Transaction Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ______________________

Name: Zhuangyi Wang
Title: Chief Executive Officer

PURCHASER

VISION OPPORTUNITY CHINA LP

By: ______________________

Name:
Title:

PURCHASER

[______________________]

By: ______________________

Name:
Title:

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________

Name: Chin Yoke Yap
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC.

By: ______________________________
Name:
Title:

PURCHASER

VISION OPPORTUNITY CHINA, L.P.

By: ______________________________
Name: ADAM BENOWITZ
Title: AUTHORIZED SIGNATORY

PURCHASER

[______________________________]

By: ______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ______________________
Name:
Title:

PURCHASER

VISION OPPORTUNITY MASTER FUND LTD.

By: ______________________
Name:
Title:

VISION OPPORTUNITY CHINA FUND LIMITED

By: ______________________
Name:
Title:

PURCHASER

[Guerrilla Partners, LP]

By: ______________________
Name: Leigh S. Curry
Title: Managing Director

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ____________________________
Name:
Title:

PURCHASER

VISION OPPORTUNITY MASTER FUND LTD.

By: ____________________________
Name:
Title:

VISION OPPORTUNITY CHINA FUND LIMITED

By: ____________________________
Name:
Title:

PURCHASER

HUA-MEI 21st CENTURY PARTNERS, LP

By: [signature]
Name: LEIGH S. CURRY
Title: MANAGING DIRECTOR

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ____________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ______________________________

Name:

Title:

PURCHASER

VISION OPPORTUNITY MASTER FUND LTD.

By: ______________________________

Name:

Title:

VISION OPPORTUNITY CHINA FUND LIMITED

By: ______________________________

Name:

Title:

PURCHASER

[Straus Partners LP]

By: ______________________________

Name: Andrew Marks

Title: CFO

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________________

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ______________________________
Name:
Title:

PURCHASER

VISION OPPORTUNITY MASTER FUND LTD.

By: ______________________________
Name:
Title:

VISION OPPORTUNITY CHINA FUND LIMITED

By: ______________________________
Name:
Title:

PURCHASER

[Straus GEPT Partners, LP]

By: ______________________________
Name: Andrew Marks
Title: CFO

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ______________________________

Name:

Title:

PURCHASER

VISION OPPORTUNITY MASTER FUND LTD.

By: ______________________________

Name:

Title:

VISION OPPORTUNITY CHINA FUND LIMITED

By: ______________________________

Name:

Title:

PURCHASER

[CHINA PRIVATE EQUITY PARTNERS CO., LTD]

By: [signature]

Name: EDWARD JAMES HAHN

Title: AUTHORIZED SIGNATORY

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________________

Name:

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ______________________________
Name:
Title:

PURCHASER

VISION OPPORTUNITY MASTER FUND LTD.

By: ______________________________
Name:
Title:

VISION OPPORTUNITY CHINA FUND LIMITED

By: ______________________________
Name:
Title:

GB GLOBAL PRIVATE BALANCED FUND 1.

By: ______________________________
Name: EDWARD JAMES HAHN
Title: AUTHORIZED SIGNATORY

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

FORME CAPITAL, INC

By: ______________________________
Name:
Title:

PURCHASER

VISION OPPORTUNITY MASTER FUND LTD.

By: ______________________________
Name:
Title:

VISION OPPORTUNITY CHINA FUND LIMITED

By: ______________________________
Name:
Title:

PURCHASER

[______________________________]

By: James Fuld Jr.
Name: JAMES FULD JR
Title: INDIVIDUAL

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 3.25

SPEEDY BRILLIANT GROUP LIMITED

By: ______________________________
Name:
Title:

EXHIBIT A TO THE
SECURITIES PURCHASE AGREEMENT

LIST OF PURCHASERS

EXHIBIT A TO THE SECURITIES PURCHASE AGREEMENT

Investor and Address	Investment	Units Purchased	Shares of Preferred Stock	Series A Warrants	Series B Warrants
Vision Opportunity China LP EIN: 26-1746509 Jefferies Prime Brokerage Attn: Stephen D Augustin Account of: Vision Capital Advisors, LLC , LTD Account 430-00211 520 Madison Avenue, 12th Floor New York, NY 10022	$10,000,000	5,882,353	5,882,353	3,676,471	3,676,471
Guerrilla Partners, LP Attn: Jivka Hristov 237 Park Avenue, 9th Floor New York, NY 10017 EIN: 52-2141646	$1,100,000	647,059	647,059	404,412	404,412
Hua-Mei 21st Century Partners, LP Attn: Jivka Hristov 237 Park Avenue, 9th Floor New York, NY 10017 EIN: 20-8026466	$2,300,000	1,352,941	1,352,941	845,588	845,588
Straus Partners, L.P. Attn: Andrew Marks 320 Park Avenue, 10th Floor New York, NY 10022-6815 EIN: 13-3976076	$600,000	352,941	352,941	220,588	220,588
Straus - GEPT Partners, L.P. Attn: Andrew Marks 320 Park Avenue, 10th Floor New York, NY 10022-6815 EIN: 13-4054804	$400,000	235,294	235,294	147,059	147,059
GB Global Private Balanced Fund 1 Attn: Edward James Hahn 15 Church Street Alpine, New Jersey 07620 EIN: None (Non-US entity)	$500,000	294,118	294,118	183,823	183,823

China Private Equity Partners Co., Limited Attn: Edward James Hahn Attn: Edward James Hahn 15 Church Street Alpine, New Jersey 07620 EIN: None (Non-US entity)	$400,000	235,294	235,294	147,059	147,059
James Fuld, Jr. 114 East 72nd Street New York, NY 10021 SS#: 098-38-7579	$200,000	117,647	117,647	73,529	73,529

EXHIBIT B TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SERIES A CERTIFICATE OF DESIGNATION

Please refer to the Series A Certificate of Designation as filed with the Secretary of State of the State of Delaware included in this closing delivery package.

EXHIBIT C-1 TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SERIES A WARRANT

Please refer to the Series A Warrant in this closing delivery package.

EXHIBIT C-2 TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SERIES B WARRANT

Please refer to the Series B Warrant in this closing delivery package.

EXHIBIT D TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

Please see the executed registration rights agreement in this closing delivery package.

EXHIBIT E TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF LOCK-UP AGREEMENT

Please see the executed Lock-up Agreement in this closing delivery package.

EXHIBIT F-1 TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF ESCROW GENERAL AGREEMENT

Please see the executed escrow general agreement in this closing delivery package.

EXHIBIT F-2 TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF SECURITIES ESCROW AGREEMENT

Please see the executed securities escrow agreement in this closing delivery package.

EXHIBIT G TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

Please see the copy of the executed irrevocable transfer agent instructions that follows this page.

EXHIBIT G

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

---

as of March 28, 2008

Empire Stock Transfer Inc.
Attention: Patrick Mokros
2470 St. Rose Pkwy, Suite 304
Henderson, NV 89074
info@empirestock.com
tel: 702-818-5898
fax: 702-974-1444

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the "**Purchase Agreement**"), dated as of March 28, 2008, by and among Forme Capital, Inc., a Delaware corporation (the "**Company**"), and the purchasers named therein (collectively, the "**Purchasers**") pursuant to which the Company is issuing to the Purchasers shares of its Series A Convertible Preferred Stock, par value $0.01 per share, (the "**Preferred Shares**") and warrants (the "**Warrants**") to purchase shares of the Company's common stock, par value $0.001 per share (the "**Common Stock**"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock, upon conversion of the Preferred Shares (the "**Conversion Shares**") and exercise of the Warrants (the "**Warrant Shares**"), upon the order of a Purchaser from time to time, upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Preferred Shares, a copy of the certificates (with the original certificates delivered to the Company) representing Preferred Shares being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such share certificates or the warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the "**SEC**") under the Securities Act of 1933, as amended (the "**1933 Act**"), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a

copy of such registration statement, and if the Purchaser represents in writing that the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received those items and representations listed above, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:

> "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

and, provided, further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current.

A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

EXHIBIT G

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

as of March __, 2008

Empire Stock Transfer Inc.
Attention: Patrick Mokros
2470 St. Rose Pkwy, Suite 304
Henderson, NV 89074
info@empirestock.com
tel: 702-818-5898
fax: 702-974-1444

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the "**Purchase Agreement**"), dated as of March __, 2008, by and among Forme Capital, Inc., a Delaware corporation (the "**Company**"), and the purchasers named therein (collectively, the "**Purchasers**") pursuant to which the Company is issuing to the Purchasers shares of its Series A Convertible Preferred Stock, par value $0.01 per share, (the "**Preferred Shares**") and warrants (the "**Warrants**") to purchase shares of the Company's common stock, par value $0.001 per share (the "**Common Stock**"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock, upon conversion of the Preferred Shares (the "**Conversion Shares**") and exercise of the Warrants (the "**Warrant Shares**"), upon the order of a Purchaser from time to time, upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Preferred Shares, a copy of the certificates (with the original certificates delivered to the Company) representing Preferred Shares being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such share certificates or the warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the "**SEC**") under the Securities Act of 1933, as amended (the "**1933 Act**"), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a

copy of such registration statement, and if the Purchaser represents in writing that the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received those items and representations listed above, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:

> "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

and, provided, further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current.

A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at 805-402-7494.

Very truly yours,

FORME CAPITAL, INC.

By: ______________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

Empire Stock Transfer Inc.

By: ______________________
Name: Patrick Mokros
Title: Pres.

Date: March __, 2008

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at 805-402-7494.

Very truly yours,

FORME CAPITAL, INC.

By: ______________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

Empire Stock Transfer Inc.

By: ______________________
Name:
Title:

Date: March __, 2008

EXHIBIT I

CONVERSION NOTICE

Reference is made to the Series A Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock of ______________________________ (the "Series A Certificate of Designation"). In accordance with and pursuant to the Series A Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $_______ per share (the "Preferred Shares"), [   ], a _______ corporation (the "Company"), indicated below into shares of Common Stock, par value $________ per share (the "Common Stock"), of the Company, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ______________________________

Number of Preferred Shares to be converted: _________

Stock certificate no(s). of Preferred Shares to be converted: _______

The Common Stock have been sold pursuant to the Registration Statement (as defined in the Registration Rights Agreement): YES _______ NO______

Please confirm the following information:

Conversion Price: ______________________________

Number of shares of Common Stock to be issued: ______________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ___________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue to: ____________________

____

Facsimile Number: ____________________

Authorization: ______________________

By: ______________________

Title: ______________________

Dated:

EXHIBIT II

FORM OF EXERCISE NOTICE

EXERCISE FORM

____

The undersigned____________, pursuant to the provisions of the within Warrant, hereby elects to purchase ______ shares of Common Stock of ______________________________ covered by the within Warrant.

Dated: ______________________ Signature ______________________

Address ______________________

____

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: ____________________

ASSIGNMENT

FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto ______________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: ______________________ Signature ______________________

Address ______________________

____

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers unto ______________ the right to purchase ___________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ______________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: ______________________ Signature ______________________

Address ______________________

____

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-________ canceled (or transferred or exchanged) this ______ day of ________, ______, shares of Common Stock issued therefor in the name of ____________, Warrant No. W-______ issued for ______ shares of Common Stock in the name of ______________.

EXHIBIT III

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]
Attn: ________

Re: [______________________________]

Ladies and Gentlemen:

We are counsel to ______________________________, a __________ corporation (the "**Company**"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "**Purchase Agreement**"), dated as of March 28, 2008, by and among the Company and the purchasers named therein (collectively, the "**Purchasers**") pursuant to which the Company issued to the Purchasers shares of its Series A Convertible Preferred Stock, par value $________ per share, (the "**Preferred Shares**") and warrants (the "**Warrants**") to purchase shares of the Company's common stock, par value $________ per share (the "**Common Stock**"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the "**Registration Rights Agreement**"), dated as of March 28, 2008, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants, under the Securities Act of 1933, as amended (the "**1933 Act**"). In connection with the Company's obligations under the Registration Rights Agreement, on [ ], 2008, the Company filed a Registration Statement on Form S-1 (File No. 333-________) (the "**Registration Statement**") with the Securities and Exchange Commission (the "**SEC**") relating to the resale of the Registrable Securities which names each of the present Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at **[ENTER TIME OF EFFECTIVENESS]** on **[ENTER DATE OF EFFECTIVENESS]** and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and accordingly, the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[COMPANY COUNSEL]

By: ______________________________

cc: **[LIST NAMES OF PURCHASERS]**

EXHIBIT H TO THE
SECURITIES PURCHASE AGREEMENT

FORM OF OPINION OF COUNSEL

Please see the executed U.S. counsel opinion in this closing delivery package.

Disclosure Schedules
To the Securities Purchase Agreement
Dated as of March 28, 2008
Among Forme Capital, Inc. (the "Company") and the Purchasers listed on Exhibit A of the Securities Purchase Agreement

Schedule 2.1(a) Organization, Good Standing and Power

None.

Schedule 2.1(c) Capitalization

As of the date of the Securities Purchase Agreement, immediately prior to the Closing:

Authorized Shares	Common Stock (par value $0.001)	100,000,000
	Preferred Stock (par value $0.01 per share)	100,000,000
Shares Issued and Outstanding	Common Stock	1,500,055
	Preferred Stock	0

Please refer to the cap table reflecting capital structure of the Company immediately after the Closing.

Kuhns Brothers, Inc. ("Kuhns Brothers"), the "placement agent," is to receive the following compensation pursuant to an agreement by and between Kuhns Brothers and Qing Ke Long Chain Supermarkets Co., Ltd. dated January 22, 2008:

Cash fee. 8.5% of the gross proceeds invested in the private placement by investors introduced to the Company by Kuhns Brothers ("Introduced Investors").

Warrants. Warrants to purchase a number of shares of common stock of the Company equal to 8.5% of the dollar amount of the shares purchased by the Introduced Investors divided by the per share purchase price of the common stock or preferred stock in the private placement. The term of the warrant is the same as that of the Introduced Investors (The numbers of warrants Kuhns Brothers is to receive are 191,250 Series A Warrant and 153,000 Series B Warrant).

Mass Harmony Asset Management Limited ("Mass Harmony"), the financial advisor, is to receive the following compensation pursuant to an agreement by and between Qing Ke Long Chain Supermarkets Co., Ltd. and Mass Harmony dated March 13, 2007:

Cash fee. RMB500,000 (approximately $70,000), of which RMB400,000 has been paid and the remaining RMB100,000 is to be paid upon the closing of the private placement.

Common Stock. 1% of the total outstanding common and preferred stock of the Company upon the closing, i.e. 299,999 shares of common stock.

Warrants. Warrants to purchase 4% of the dollar amount of private placement with a five year exercise period at the same term of the private placement investors and placement agent

(The numbers of warrants Mass Harmony is to receive are 91,176 Series A Warrants and 72,941 Series B Warrants).

Schedule 2.1(g) Subsidiaries.

Forme Capital, Inc. immediately after the share exchange, has the following subsidiaries:

Subsidiary Name	Jurisdiction of Incorporation or Organization	Percentage of Ownership
Speedy Brilliant Group Limited ("Speedy Brilliant (BVI)")	British Virgin Islands	100% by Forme Capital, Inc.
Speedy Brilliant (Daqing) Commercial Consultancy Co., Ltd. ("WFOE")	P.R. China.	100% by Speedy Brilliant (BVI)
Daqing Qing Ke Long Chain Commerce & Trade Co., Ltd., Ltd. ("QKL")	P.R. China	Controlled by WFOE by a web of contracts and therefore QKL is a quasi-subsidiary of WFOE
Daqing Qinglongxin Commerce & Trade Co., Ltd.	P.R. China	100% owned by QKL

Schedule 2.1(k) Indebtedness.

None.

Schedule 2.1 (o) Taxes.
None.

Schedule 2.1(p) Certain Fees
Broker, finders, financial advisor's fees: Please refer to the disclosure under Schedule 2.1(c) with respect to Kuhns Brothers and Mass Harmony.

Schedule 2.1(q) Disclosure
None.

Schedule 2.1(ff) Transfer Agent
The Company's current transfer agent is:

Empire Stock Transfer, Inc.
Patrick Mokros
patrick@empirestock.com
EMPIRE STOCK TRANSFER INC.
2470 Saint Rose Pkwy, Suite 304
Henderson, NV 89074
702.818.5898
Fax 702.974.1444

Schedule 2.1(gg) WFOE and Restructuring Agreements

List of the Restructuring Agreements:

(1) **Consigned Management Agreement** – where QKL grants control of the business of QKL to WFOE and QKL agrees to pay WFOE a portion of revenue as management fee

(2) **Loan Agreement** – where WFOE agrees to loan cash to QKL stockholders to increase registered capital of QKL, which QKL must repay upon notice from WFOE

(3) **Equity Pledge Agreements** – where QKL stockholders pledge their stock and related rights, including the right to elect directors, to WFOE

(4) **Exclusive Purchase Option Agreement** – where QKL stockholders irrevocably give WFOE an option to purchase all or part of their equity interest in QKL and QKL irrevocably gives WFOE an option to purchase all or part of its assets, at any time, in WFOE's discretion

(5) **Technology Service Agreement** – where QKL agrees to pay fees to WFOE in exchange for certain technology services

Schedule 2.1(gg)(iv) Governmental Authorization or Record on Restructuring Agreements

No governmental authorization is required to be obtained for the transactions contemplated under the Restructuring Agreements, other than those already obtained; provided, however, that any exercise by WFOE, QKL and the controlling shareholders of their rights under the exclusive purchase option agreement will be subject to the following: (a) the approval of and/or registration with the government authorities in the PRC for the equity transfer; and (b) the exercise price for the equity transfer thereunder must comply with relevant PRC laws, including the requirement that the exercise price for such equity transfer reflect the appraised value at the time of exercise, as determined by an appraiser qualified to perform such appraisal.

Schedule 3.19 Lock-Up Agreement

The following persons are subject to the Lock-Up Agreement:

- Chin Yoke Yap
- Wang Zhuang Yi
- Teng Wenbin
- Wang Xudong
- Yang Jiaxun
- Fan Xishuang
- Wei Chuan Yu

Schedule 3.25 Exchange Listing

Principal Stockholders whose shares may be transferred as Listing Penalty Shares:
Winning State International Limited

Schedule 7.4(a) Land Use Rights

Land No.	No. 1	No.2	No.3
Land Use Right Certificate No.	Daqing Guo Yong Zi (04) No.6234	Daqing Guo Yong Zi (04) No.6235	Daqing Guo Yong (04) No.4300
User of the Land	Wang Zhuangyi	Wang Zhuangyi	Wang Jiafan
Location	Jing Qi Street, Zone 7, Xincun Village, Sa District	Jing Qi Street, Zone 7, Dongfeng Xincun Village, Sa District	Wanbao Building 7 Shangfu, Dongfeng Xincun Village
Usage	Commercial Services	Commercial Services	Commercial Services
Area (㎡)	68.5	503.6	1242.58
Form of Acquisition	Transferred Land	Transferred Land	Transferred Land
Expiration Date	2043-6-19	2043-6-19	2048-3-10
Encumbrances (Expiration Date)	Mortgaged (2008-05-23)	Mortgaged (2008-05-23)	Mortgaged (2008-05-23)

Schedule 7.4(b) Properties

No.	**1**	**2**
Certificate No.	Qing Fang Quan Zheng Sartu District Zi No. NA060242	Qing Fang Quan Zheng Sartu District Zi No. NA062686
Owner	Wang Jiafan	Wang Zhuangyi
Location	Shangfu No.4, Building 7, Wanbao No. 2 Community, Sartu District	Jing Qi Street, Zone 7, Dongfeng Xincun Village, Sa District
Category	Private	Private
Area (sq. meters)	1872.62	1500
Encumbrances	Mortgaged to Daqing Commercial Bank with the guarantee value of RMB 4930000 from May 24, 2006 to May 23, 2008	Mortgaged to Daqing Commercial Bank with the guarantee value of RMB 4610000 from May 24, 2006 to May 23, 2008

Schedule 7.4(c) Vehicles

License No.	**Owner**	**Vehicle Type**	**Model**	**Engine No**	**Issuance Date**
Hei EA6597	Daqing Qingkelong Economic & Trade Co., Ltd. (the "Qingkelong E&T Company")*	Light Van	JMC JX5040XXYDLLLA2	JX493011123303	2005-3-2
Hei EA8312	Qingkelong E&T Company	Light Truck	Qingling NKR55ELW-R	01R02209	2002-10-30
Hei EA7583	Qingkelong E&T Company	Medium Van	Qingling NKR55LLAJX	4JBI-I02R00661	2002-5-28
Hei E34500	Qingkelong E&T Company	Heavy Van	Isuzu FCR34SX	0000598	2004-1-2

Hei E04747	Qingkelong E&T Company	Light Van	Qingling NKR55LLCAJX	02R02010	2003-4-23
Hei E80608	Qingkelong E&T Company	Car	Odyssey HG7232	F2324631296	2003-7-20

Qingkelong E&T Company is the predecessor of Daqing Qingkelong Chain Commerce &Trade Co., Ltd. from November 2, 1998 to March 10, 2005.

Schedule 7.4(d) Trademark

Trademark	Certificate No.	Category	Owner	Valid Term
Qingkelong	No.1995020	No.35: Sales promotion (for others)	Qingkelong E&T Company	2003-4-7 to 2013-4-6